SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): MAY 19, 1999




                                IVAX CORPORATION



                    4400 BISCAYNE BLVD. MIAMI, FLORIDA 33137

                                  305-575-6000




     Incorporated under the laws of the            Commission File Number
              STATE OF FLORIDA                             1-09623

                     I.R.S. Employer Identification Number
                                   16-1003559


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ITEM 5.           OTHER EVENTS.

TENDER OFFER FOR SHARES OF GALENA A.S.

         On May 19, 1999, IVAX International B.V., a wholly-owned subsidiary of IVAX Corporation, made a tender offer pursuant to the securities laws of the Czech Republic for all remaining publicly held shares of Galena, a.s., a majority-owned subsidiary of IVAX International B.V. incorporated in the Czech Republic. A copy of the press release issued by IVAX Corporation in the United States concerning this transaction is filed as Exhibit 99.1 to this Report on Form 8-K.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS


         (c)      EXHIBITS

                      99.1 Press Release of IVAX Corporation Dated May 19, 1999.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     IVAX CORPORATION



                                                     \s\ CAROL J. GILLESPIE
                                                     ----------------------
                                                     Carol J. Gillespie
                                                     Senior Vice President,
                                                     General Counsel
                                                     and Secretary

Date: May 25, 1995



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                                 EXHIBITS INDEX

EXHIBIT
   NO.     DESCRIPTION
--------   -----------

  99.1     Press Release of IVAX Corporation Dated May 19, 1999.